SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2002

                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                    0-22399                25-1872581
        ------------                    -------                ----------
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
of Incorporation)                                          Identification No.)



235 N. Second Street, Harrisburg, PA                              17101
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEMS 1, 2, 3, 4, AND 6: NOT APPLICABLE

ITEM 5.   Other Events
          ------------

     Corporation announces completion of repurchase of 1,896,000 shares authorized February 22, 2002 and the authorization to repurchase up to an additional 1,800,000 shares or approximately 5% of its outstanding shares. A copy of the press release is filed as exhibit 99.1 hereto.

ITEM 7.   Financial Statements, Pro Forma Financial Information, and Exhibits
          -------------------------------------------------------------------

Exhibit 99.1      Press release.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              WAYPOINT FINANCIAL CORP.



DATE:  August 22, 2002                        By: /S/ James H. Moss
                                                  ------------------
                                                  James H. Moss
                                                  Executive Vice President
                                                  Chief Financial Officer